Putnam
Florida
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-00

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years in which Putnam has experienced tremendous growth and transformed itself from a respected U.S. investment management firm to a financial institution with a global presence.

As the organization makes its way into the new century, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We embark upon this new era of Putnam's rich heritage with confidence and we look forward to the opportunity of continuing to help you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
July 19, 2000


REPORT FROM THE FUND MANAGER

Richard P. Wyke

While municipal bond performance for the 12 months ended May 31, 2000, may have been a bit discouraging for municipal bond investors, shareholders in Putnam Florida Tax Exempt Income Fund can take heart in the fact that their fund held up better than many of its peers, outperforming most of the funds in its Lipper category for the past year, three-year and five-year periods. (See page 2 for details.).

Total return for 12 months ended 5/31/00

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
----------------------------------------------------
  -2.18%  -6.79%   -2.81%  -7.44%   -2.37%  -5.53%
----------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FED'S HAWKISH WAYS CREATE BUYING OPPORTUNITIES

Florida, like the rest of the nation, is enjoying strong economic growth, providing municipalities with higher tax revenues and improving creditworthiness. But for municipal bond holders, the prosperity poses a dilemma. On the one hand, strong economic growth raises the risk of higher inflation, and on the other hand, increases in interest rates to combat that threat erode the value of tax-free investments. What is a municipal bond investor to do?

Experience has taught us that uncertainty provides fertile ground for bargain hunters with conviction and patience. Even if more interest-rate increases are in the cards over the near term, the Federal Reserve Board's war on inflation merits a vote of confidence for fixed-income securities down the road. In the meantime, we have tried to make the most of the buying opportunities in the bond market selloff by positioning your fund for brighter days.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals and
health care             34.8%

Education               14.3%

Utilities               11.9%

Water and sewer          8.1%

Transportation           6.5%

Footnote reads:
*Based on net assets as of 5/31/00. Holdings will vary over time.


For much of the fund's fiscal year, strong economic growth and the perceived risk of higher inflation eroded the value of all fixed-income investments, including municipal bonds. The Fed's hawkish, anti-inflation bent is strong medicine, but most analysts agree that it is the best prescription. Bonds did experience a temporary reprieve in mid February, when the U.S. Treasury announced a buyback program of its outstanding debt.

Putnam Florida Tax Exempt Income Fund's class A shares were ranked in the top 24% of the tax-exempt income funds tracked by Lipper Analytical Services for the 1-year period ended May 31, 2000. The fund was 15 out of 64 tax-exempt income funds ranked.*

*Past performance is no guarantee of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. For the 3- and 5-year periods, the fund ranked 22 out of 61 and 20 out of 48 tax-exempt income funds, respectively. Performance of other share classes will vary.


This event, combined with rising expectations that the economy would begin to slow down in the second half of the year, sparked a rally in fixed-income markets.

New statistics came to light in March, April, and May, however, suggesting that the economy was not yet cooling down. Consumer spending, the growth engine for the past two years, remained robust, and inflationary pressures still existed. With investors' upbeat mood effectively squelched, municipal bond prices retreated for the balance of the reporting period. Interest rates at both ends of the yield curve began to climb again in expectation of more aggressive Fed tightening. As expected, in May the Fed imposed an increase of half a percentage point, its sixth and largest increase since June 1999.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 63.2%

AA/Aa -- 11.3%

A -- 8.3%

BBB/Baa -- 13.0%

BB/Ba -- 3.5%

VMIG1 -- 0.7%

Footnote reads:
*As a percentage of market value as of 5/31/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The municipal bond market may slowly be approaching the point at which the news gets better. It may not seem like good news, but a responsible Fed that proactively seeks to contain inflation is good news for bond investors. True, Fed policy and rising interest rates have been the main reason for the choppy municipal bond market this year, but municipal bond yields are really not much higher and bond prices have not gone much lower than they were in October 1999. Rather, it is the short-term Treasury rates and mortgage interest rates that have seen the greatest volatility.


"Now is a particularly good time to look at [municipals] since muni debt is paying as much as 30-year Treasuries -- and it's tax-exempt."

-- SmartMoney.com, April 20, 2000


* FINDING VALUE IN WIDENING CREDIT SPREADS

The increase in interest rates has created a dramatic widening of credit spreads between lower-yielding higher-quality municipal bonds and higher-yielding lower-quality municipal bonds. This spread was most pronounced in January and March, and we took advantage of the more affordable prices in the lower end of the credit spectrum to purchase some BBB/Baa-rated bonds. At the start of the fiscal period, BBB-rated bond yielded about a half percentage point more than a AAA-rated bond, but now we are seeing a three-quarter point difference between the two bonds, an extremely attractive yield difference that in our view compensates investors for the slightly higher risk inherent in a BBB-rated bond.

With the widening of spreads has come new, more reasonably valued opportunities in the lower end of the credit spectrum, particularly in Florida's community district development sector. We purchased Fleming Island Plantation bonds, which are financing the construction of approximately 2,800 housing units. Several factors bode well for this residential development. Foremost, it is located in Jacksonville, a substantial and growing metropolitan area. In addition, the project includes homes for first-time buyers as well as those seeking higher-end custom-built homes, creating flexibility to meet market demand and changing real estate dynamics. Finally, the developer is a well-respected, publicly traded homebuilder. While this holding, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* FLORIDA PROSPERS; INTANGIBLES TAX REDUCED

Florida is basking in the glow of a strong economy, and tax receipts from the state's sales tax and other indirect fees, such as lottery and motor vehicle licenses revenues, have created favorable cash flows. Even the tobacco settlement is adding flexibility to the Sunshine State's ability to fund additional capital programs. All of that notwithstanding, however, the tremendous population growth is creating the need for more services and capital improvements, including schools, roads, open-space acquisition, and hospitals.

In May, the state legislature approved a reduction in Florida's intangibles tax. The decrease in the tax from $1.50 to $1.00 per $1,000 in asset value will go into effect January 1, 2001, and is estimated to save investors more than $240 million a year. To offset the revenue loss, the state will redirect a portion of monies collected through sales and user tax collections to local governments to make up the difference.

We do not anticipate any change in the credit quality of the state or counties. However, for holders of Florida tax-free investments, the tax reduction may cause in-state municipal bonds to trade at a lower premium and move more in line with national market levels. The legislature is discussing more reductions with an eventual phaseout of the intangibles tax over the next few years. Depending on market conditions, this event could entice Florida investors to increase their investments in out-of-state municipal bonds.

* PATIENCE WILL BE KEY

It is difficult to know exactly when the economy will begin to slow and interest rates begin to fall, but we do know that as of the end of the period, the signs were there: 30-year mortgage interest rates were close to 9%, corporate bond rates were also approaching 9%, and the lure of common stocks, particularly in the technology and telecommunications sector, was fading. These three factors have historically correlated with a weakening economy, a slowdown in consumer spending, and lower interest rates.

Since the Fed's monetary policy acts with a lag, we continue to believe that the Fed rate increases will eventually take hold and slow the economy down. The markets are likely to be unstable near term and we may see another rate increase, but once economic reports show that economic growth is slowing, bond markets, including the municipal bond market, should perform better.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Florida Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal income tax consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/00

                             Class A        Class B         Class M
(inception dates)           (8/24/90)       (1/4/93)        (5/1/95)
                           NAV     POP     NAV    CDSC     NAV     POP
----------------------------------------------------------------------
1 year                   -2.18%  -6.79%  -2.81%  -7.44%  -2.37%  -5.53%
----------------------------------------------------------------------
5 years                  22.39   16.63   18.48   16.59   20.56   16.61
Annual average            4.12    3.12    3.45    3.12    3.81    3.12
----------------------------------------------------------------------
Life of Fund             80.11   71.63   67.74   67.74   74.12   68.46
Annual average            6.21    5.68    5.44    5.44    5.84    5.48
----------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/00

                               Lehman Brothers Municipal    Consumer
                                       Bond Index          price index
----------------------------------------------------------------------
1 year                                    -0.86%              3.07%
----------------------------------------------------------------------
5 years                                   28.55              12.55
Annual average                             5.15               2.39
----------------------------------------------------------------------
Life of fund                              92.89              30.17
Annual average                             6.97               2.74
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/24/90

                                 Lehman Brothers
              Fund's class A     Municipal Bond     Consumer price
Date          shares at POP           Index             index

8/24/90            9,529             10,000             10,000
5/31/91           10,307             10,912             10,304
5/31/92           11,390             11,983             10,616
5/31/93           12,834             13,417             10,957
5/31/94           12,840             13,748             11,208
5/31/95           14,024             15,005             11,565
5/31/96           14,451             15,690             11,900
5/31/97           15,624             16,992             12,166
5/31/98           17,001             18,587             12,371
5/31/99           17,545             19,456             12,629
5/31/00          $17,163            $19,289            $13,017

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,774 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,412 ($16,846 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/00

                             Class A         Class B          Class M
------------------------------------------------------------------------
Distributions (number)         12              12               12
------------------------------------------------------------------------
Income                     $0.474892       $0.417211        $0.447744
------------------------------------------------------------------------
Capital gains1                 --               --              --
------------------------------------------------------------------------
  Total                    $0.474892        $0.417211       $0.447744
------------------------------------------------------------------------
Share value:               NAV     POP          NAV          NAV     POP
------------------------------------------------------------------------
5/31/99                  $9.30   $9.76        $9.30        $9.29   $9.60
------------------------------------------------------------------------
5/31/00                   8.62    9.05         8.62         8.62    8.91
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate2    5.44%   5.18%        4.78%        5.13%   4.96%
------------------------------------------------------------------------
Taxable equivalent3       9.01    8.58         7.91         8.49    8.21
------------------------------------------------------------------------
Current 30-day SEC yield4 5.11    4.86         4.46         4.81    4.65
------------------------------------------------------------------------
Taxable equivalent3       8.46    8.05         7.38         7.96    7.70
------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                             Class A         Class B        Class M
(inception dates)           (8/24/90)       (1/4/93)        (5/1/95)
                           NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------
1 year                    1.82%  -2.97%   1.06%  -3.76%   1.40%  -1.93%
------------------------------------------------------------------------
5 years                  27.28   21.18   23.10   21.13   25.23   21.17
Annual average            4.94    3.92    4.24    3.91    4.60    3.92
------------------------------------------------------------------------
Life of fund             84.63   75.94   71.69   71.69   78.26   72.47
Annual average            6.42    5.90    5.64    5.64    6.04    5.69
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended May 31, 2000

To the Trustees and Shareholders of
Putnam Florida Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Florida Tax Exempt Income Fund (the "fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 10, 2000




THE FUND'S PORTFOLIO
May 31, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.4%) (a)
PRINCIPAL AMOUNT                                                                          RATING(RAT)         VALUE
California (1.3%)
-------------------------------------------------------------------------------------------------------------------
     $    4,000,000 CA Statewide Cmnty. Dev. Auth. COP,
                    5 1/2s, 8/15/31                                                       AAA      $      3,655,000

Florida (82.9%)
-------------------------------------------------------------------------------------------------------------------
                    Brevard Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Courtenay Springs)
          2,000,000 7 3/4s, 11/15/17                                                      AAA/P           2,242,500
          2,345,000 7 1/2s, 11/15/09                                                      AAA/P           2,605,881
          3,000,000 Broward Cnty., Arpt. Syst. Rev. Bonds
                    (Passenger Fac.), Ser. H-2, AMBAC,
                    5 1/8s, 10/1/16                                                       Aaa             2,748,750
                    Broward Cnty., Edl. Fac. Auth. Rev. Bonds
                    (Nova U. Dorm), Ser. A
          2,500,000 7 1/2s, 4/1/17                                                        AAA/P           2,604,725
            140,000 7 1/4s, 4/1/01                                                        AAA/P             142,890
          1,000,000 Broward Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Broward Cnty. Nursing Home), 7 1/2s, 8/15/20                         Aa3             1,041,250
                    Broward Cnty., Resource Recvy. Rev. Bonds
          5,655,000 (SES Broward Cnty. LP South), 7.95s, 12/1/08                          A+              5,832,002
          1,105,000 (Waste-Energy LP North), 7.95s, 12/1/08                               A+              1,139,465
          1,400,000 Clay Cnty., Multi-Fam. Hsg. Fin. Auth. Rev. Bonds
                    (Oak Forest), Ser. A, GNMA Coll., 7.4s, 12/1/25                       AAA             1,436,344
          1,875,000 Clay Cnty., Single Fam. Hsg. Fin. Auth. Rev. Bonds,
                    Ser. A, GNMA Coll., 7.45s, 9/1/23                                     Aa1             1,921,875
          2,500,000 Dade Cnty., Edl. Facs. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 5 3/4s, 4/1/13                                                 AAA             2,531,250
          8,000,000 Dade Cnty., Professional Sports Franchise Fac.
                    Tax Rev. Bonds, MBIA, 4 3/4s, 10/1/30                                 Aaa             6,470,000
          5,000,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Ascension Hlth. Credit), Ser. A-1,
                    5 3/4s, 11/15/29                                                      AAA             4,756,250
          5,500,000 Escambia Cnty., Poll. Control Rev. Bonds
                    (Champion Intl. Corp.), 6.9s, 8/1/22                                  Baa1            5,534,375
          2,335,000 Escambia Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                    Rev. Bonds (Multi-Cnty. Program), Ser. A,
                    GNMA Coll., 7.15s, 10/1/24                                            Aaa             2,308,731
            275,000 FL Hsg. Fin. Agcy. Rev. Bonds (Home Ownership
                    Dev. Program), Ser. G-1, GNMA Coll.,
                    7.9s, 3/1/22                                                          Aaa               281,504
                    FL State Board of Ed. G.O. Bonds
          7,000,000 6.4s, 6/1/19 (SEG)                                                    AA+             7,157,500
          9,000,000 4 3/4s, 6/1/28                                                        AA+             7,290,000
          6,745,000 FL State Board of Fin. Rev. Bonds, FSA, 8 1/4s,
                    7/1/13 (acquired 9/2/98, cost $8,719,396) (RES)                       AAA/P           7,301,463
                    FL State Mid-Bay Bridge Auth. Rev. Bonds, Ser. A
          1,500,000 8s, 10/1/06                                                           BBB/P           1,593,750
          2,180,000 7 1/2s, 10/1/17                                                       BBB/P           2,302,625
          3,540,000 6.1s, 10/1/22                                                         BBB/P           3,283,350
          2,000,000 FL State Muni. Pwr. Agcy. IFB, AMBAC, 8.73s,
                    10/1/20 (acquired 7/10/92, cost $2,101,200) (RES)                     Aaa             2,212,500
          2,000,000 Fleming Island, Plantation Cmnty. Dev. Dist. Special
                    Assmt. Notes, 6.299s, 9/1/00                                          BB/P            1,999,900
          3,000,000 Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
                    7 1/4s, 10/1/29                                                       BB/P            2,835,000
                    Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
                    Rev. Bonds (Tampa Elec. Co.)
          2,500,000 Ser. 91, 7 7/8s, 8/1/21                                               AA              2,662,500
          3,645,000 6 1/4s, 12/1/34                                                       AA              3,676,894
          2,400,000 Hillsborough Cnty., Util. Rev. Bonds, Ser. A, FSA,
                    6 1/2s, 8/1/16                                                        Aaa             2,472,000
                    Jacksonville, Hlth. Fac. Auth. Indl. Dev. Rev. Bonds
                    (Cypress Village)
          1,350,000 7s, 12/1/22                                                           Baa1            1,338,188
          3,650,000 7s, 12/1/14                                                           Baa1            3,727,563
                    Lee Cnty., Board of Directors Hosp. IFB, MBIA
          5,000,000 (Lee Memorial Hosp.), 8.269s, 3/26/20                                 Aaa             5,137,500
          4,000,000 8.049s, 4/1/20                                                        Aaa             4,261,120
                    Lee Cnty., Indl. Dev. Auth Hlth. Care Fac. Rev. Bonds
          5,250,000 (Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25                     BB/P            4,410,000
          9,000,000 (Shell Point Village), Ser. A, 5 1/2s, 11/15/29                       BBB-            6,907,500
                    Leesburg, Hosp. Rev. Bonds
                    (Leesbury Regl. Med. Ctr.)
          1,000,000 Ser. 91-A, 7 1/2s, 7/1/21                                             A-              1,067,500
          2,065,000 6 1/8s, 7/1/18                                                        A3              1,974,656
          2,750,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       Baa3            2,753,438
         10,000,000 Martin Cnty., Poll. Control Rev. Bonds
                    (FL Pwr. & Lt. Co.), MBIA, 7.3s, 7/1/20                               Aaa            10,211,700
          4,000,000 Orange Cnty., Hlth. Fac. Auth. IFB, 8.572s,
                    10/1/14 (acquired 4/19/95, cost $5,273,120) (RES)                     BBB+/P          5,040,000
          5,000,000 Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Orlando Regl. Hlthcare), MBIA, 6 1/4s, 10/1/18                       Aaa             5,231,250
          5,000,000 Orange Cnty., School Board COP, Ser. 85, MBIA,
                    FRB, 4.64s, 8/1/22 (acquired 12/21/98,
                    cost $5,344,900) (RES)                                                Aaa             4,206,250
          5,950,000 Orlando, Util. Comm. Wtr. & Elec. Rev. Bonds,
                    Ser. D, 6 3/4s, 10/1/17                                               AA-             6,597,063
          1,996,000 Osceola Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Cmnty. Provider Pooled Loan Program),
                    Ser. A, FSA, 7 3/4s, 7/1/10                                           Aaa             2,039,812
          2,265,000 Osceola Cnty., School Board COP, Ser. A, AMBAC,
                    5s, 6/1/18                                                            Aaa             1,996,031
          2,000,000 Palm Beach Cnty., Arpt. Syst. Rev. Bonds, MBIA,
                    7 3/4s, 10/1/10                                                       Aaa             2,110,000
          7,000,000 Palm Beach Cnty., School Board COP, Ser. A,
                    AMBAC, 6 3/8s, 8/1/15                                                 Aaa             7,402,500
            175,000 Palm Beach Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                    Rev. Bonds, Ser. A, GNMA Coll., 7.2s, 10/1/24                         Aaa               180,250
          5,000,000 Pinellas Cnty., Poll. Control Rev. Bonds
                    (FL Pwr. Corp.), 7.2s, 12/1/14                                        A1              5,191,650
                    Port Everglades, Auth. Rev. Bonds
          5,000,000 (FL Port Impt.), 7 1/8s, 11/1/16                                      Aaa             5,681,250
          5,000,000 Ser. A, 5s, 9/1/16                                                    A-              4,431,250
          2,390,000 Santa Rosa Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Gulf Breeze Hosp. Inc.), Ser. A, 6.2s, 10/1/14                       BBB+            2,240,625
                    Sarasota Cnty., Pub. Hosp. Board Rev. Bonds
                    (Sarasota Memorial Hosp.), Ser. B, MBIA
          2,000,000 5 1/4s, 7/1/16                                                        Aaa             1,852,500
          2,000,000 5 1/4s, 7/1/15                                                        Aaa             1,860,000
          2,000,000 5 1/4s, 7/1/14                                                        Aaa             1,872,500
          2,675,000 SCA Tax Exempt Trust Multi-Fam. Mtge.
                    Rev. Bonds, Ser. A-1, FSA, 7.05s, 1/1/30                              Aaa             2,755,250
          2,250,000 South Broward, Hosp. Dist. IFB, Ser. C, AMBAC,
                    8.58s, 5/13/21                                                        Aaa             2,417,670
          4,860,000 Sumter Cnty., School Dist. Rev. Bonds
                    (Multi Dist. Loan Program), FSA, 7.15s, 11/1/15                       Aaa             5,631,525
          2,395,000 Tallahassee, Energy Syst. Rev. Bonds, Ser. A,
                    5 1/4s, 10/1/12                                                       Aaa             2,332,131
          4,355,000 Tampa Bay Wtr. Util. Syst. Rev. Bonds, FGIC,
                    5 3/4s, 10/1/15                                                       AAA             4,371,331
          4,500,000 Tampa Hlth. Sys. Rev. Bonds (Catholic Hlth.),
                    Ser. A, 4 3/4s, 11/15/28                                              Aaa             3,600,000
          3,000,000 Tampa Hosp. Rev. Bonds (Cap. Impt.-H, Lee Moffitt),
                    Ser. A, 5 3/4s, 7/1/29                                                A               2,606,250
          6,000,000 Tampa Rev. Bonds (Allegany Hlth. Syst. St. Joseph),
                    MBIA, 6 1/2s, 12/1/23                                                 Aaa             6,450,000
                    Tampa, Util. Tax Rev. Bonds, AMBAC
          1,950,000 zero %, 10/1/21                                                       Aaa               524,060
          2,625,000 zero %, 4/1/21                                                        Aaa               728,438
          5,800,000 zero %, 10/1/17                                                       Aaa             2,051,750
          5,000,000 Winter Haven, Util. Sys. Rev. Bonds, MBIA,
                    4 3/4s, 10/1/28                                                       Aaa             4,068,750
                                                                                                   ----------------
                                                                                                        225,644,525

Puerto Rico (10.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Cmnwlth. of PR, G.O. Bonds, MBIA, 6.45s, 7/1/17                       Aaa             3,202,500
          2,000,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    3.4s, 12/1/15                                                         VMIG1           2,000,000
          8,000,000 Cmnwlth. of PR, Pub. Impt. G.O. Bonds, FSA,
                    5 1/2s, 7/1/13                                                        Aaa             8,130,000
          5,280,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. Z, MBIA, 6 1/4s, 7/1/15                                          Aaa             5,662,800
          3,800,000 PR Indl. Tourist Edl. Med. & Environ. Control Fac.
                    Fing. Auth. Hosp. Rev. Bonds (Auxilio Muto
                    Obligation Group), Ser. A, MBIA, 6 1/4s, 7/1/16                       Aaa             3,909,250
          5,950,000 PR Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    FSA, 6s, 7/1/12                                                       AAA             6,277,250
                                                                                                   ----------------
                                                                                                         29,181,800

Tennessee (3.5%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Elizabethton, Hlth. & Ed. Facs. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, MBIA, 5 3/4s, 7/1/23                    AAA             9,537,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $277,371,306) (b)                                      $    268,018,825
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $272,285,466.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $277,371,306 resulting in gross unrealized appreciation and depreciation of $4,975,784 and $14,328,265, respectively, or net unrealized depreciation of $9,352,481.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2000 was $18,760,213 or 6.9% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2000.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates at May 31, 2000, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 2000.

      The fund had the following industry group concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            Hospitals/health care   34.8%
            Education               14.3
            Utilities               11.9

      The fund had the following insurance concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            MBIA                    28.7%
            FSA                     12.7

------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2000

                                Aggregate Face  Expiration   Unrealized
                Total Value         Value          Date     Depreciation
------------------------------------------------------------------------
Muni Bond Index
(Long)           $2,997,000       $2,997,551      Jun-00       $(551)
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $277,371,306) (Note 1)                                        $268,018,825
-------------------------------------------------------------------------------------------
Cash                                                                                675,000
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,969,239
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               35,862
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      26,000
-------------------------------------------------------------------------------------------
Total assets                                                                    273,724,926

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               353,478
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          560,965
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        348,183
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        12,198
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            990
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              119,095
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               44,551
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,439,460
-------------------------------------------------------------------------------------------
Net assets                                                                     $272,285,466

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $285,166,808
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (26,269)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (3,502,041)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (9,353,032)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $272,285,466

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($200,960,740 divided by 23,306,239 shares)                                           $8.62
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.62)*                                $9.05
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($70,805,044 divided by 8,213,739 shares)+                                            $8.62
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($519,682, divided by 60,289 shares)                                                  $8.62
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.62)**                               $8.91
-------------------------------------------------------------------------------------------

   * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

  ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

     The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2000
Tax exempt interest income:                                                    $ 18,004,447
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,490,862
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      286,554
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    12,754
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,799
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               430,050
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               649,230
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 4,894
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              15,118
-------------------------------------------------------------------------------------------
Auditing                                                                             39,704
-------------------------------------------------------------------------------------------
Legal                                                                                 9,294
-------------------------------------------------------------------------------------------
Postage                                                                              14,481
-------------------------------------------------------------------------------------------
Other                                                                                44,669
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,004,409
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (115,515)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,888,894
-------------------------------------------------------------------------------------------
Net investment income                                                            15,115,553
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1)                                         (946,024)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (611,935)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                               (21,212,708)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (22,770,667)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $ (7,655,114)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended May 31
                                                                      ----------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $15,115,553      $15,034,689
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (1,557,959)         373,313
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (21,212,708)      (5,962,276)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (7,655,114)       9,445,726
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (11,553,402)     (11,373,102)
--------------------------------------------------------------------------------------------------
   Class B                                                             (3,600,385)      (3,223,202)
--------------------------------------------------------------------------------------------------
   Class M                                                                (49,473)         (67,118)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (21,493,805)      10,776,187
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (44,352,179)       5,558,491

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     316,637,645      311,079,154
--------------------------------------------------------------------------------------------------
End of year (including distribution in excess of net
investment income and undistributed net investment
income of $26,269 and $57,758, respectively)                         $272,285,466     $316,637,645
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.30        $9.45        $9.14        $8.91        $9.12
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .47          .46          .47          .48          .48
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.68)        (.16)         .32          .23         (.21)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.21)         .30          .79          .71          .27
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.47)        (.45)        (.48)        (.48)        (.48)
------------------------------------------------------------------------------------------------
Total distributions                     (.47)        (.45)        (.48)        (.48)        (.48)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $9.30        $9.45        $9.14        $8.91
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.18)        3.20         8.80         8.12         3.04
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $200,961     $233,454     $237,910     $239,196     $247,920
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86          .98          .96          .96          .95
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.35         4.87         5.06         5.28         5.31
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 15.32        32.08        42.40        70.30        81.99
------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.30        $9.45        $9.14        $8.91        $9.12
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .42          .40          .42          .42          .42
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.68)        (.16)         .31          .23         (.21)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.26)         .24          .73          .65          .21
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.39)        (.42)        (.42)        (.42)
------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.39)        (.42)        (.42)        (.42)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $9.30        $9.45        $9.14        $8.91
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.81)        2.56         8.10         7.42         2.37
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $70,805      $81,876      $71,925      $58,926      $52,541
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.51         1.63         1.61         1.61         1.60
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.70         4.23         4.40         4.62         4.64
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 15.32        32.08        42.40        70.30        81.99
------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.29        $9.44        $9.14        $8.91        $9.12
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .45          .43          .45          .45          .46
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.67)        (.16)         .30          .23         (.21)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.22)         .27          .75          .68          .25
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.45)        (.42)        (.45)        (.45)        (.46)
------------------------------------------------------------------------------------------------
Total distributions                     (.45)        (.42)        (.45)        (.45)        (.46)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $9.29        $9.44        $9.14        $8.91
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.37)        2.88         8.36         7.80         2.76
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $520       $1,308       $1,244       $1,355         $986
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.16         1.28         1.26         1.26         1.23
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.02         4.60         4.74         4.97         4.82
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 15.32        32.08        42.40        70.30        81.99
------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2000

Note 1
Significant accounting policies

Putnam Florida Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio municipal securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended ended May 31, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000, the fund had a capital loss carryover of approximately $3,255,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $   222,000    May 31, 2003
       908,000    May 31, 2004
         4,000    May 31, 2005
     2,121,000    May 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, unrealized gains and losses on certain futures contracts, market discount and prior year straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2000, the fund reclassified $3,680 to decrease distributions in excess of net investment income and $4,113 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $433. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter. Prior to July 1, 1999, the management fee was based on (ii) above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 2000, fund expenses were reduced by $115,515 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $560 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $17,369 and $244 from the sale of class A and class M shares, respectively and $215,094 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $11,128 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $44,119,968 and $68,890,026, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,308,728        $ 37,808,735
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  568,933           5,011,356
---------------------------------------------------------------------------
                                             4,877,661          42,820,091

Shares
repurchased                                 (6,676,063)        (58,457,795)
---------------------------------------------------------------------------
Net decrease                                (1,798,402)       $(15,637,704)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,753,569         $35,542,486
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  510,916           4,832,920
---------------------------------------------------------------------------
                                             4,264,485          40,375,406

Shares
repurchased                                 (4,336,973)        (41,013,184)
---------------------------------------------------------------------------
Net decrease                                   (72,488)        $  (637,778)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,611,662         $14,263,853
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  163,977           1,444,352
---------------------------------------------------------------------------
                                             1,775,639          15,708,205

Shares
repurchased                                 (2,368,874)        (20,864,861)
---------------------------------------------------------------------------
Net decrease                                  (593,235)        $(5,156,656)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,464,112         $23,332,610
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  131,904           1,247,346
---------------------------------------------------------------------------
                                             2,596,016          24,579,956

Shares
repurchased                                 (1,403,040)        (13,260,558)
---------------------------------------------------------------------------
Net increase                                 1,192,976         $11,319,398
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     18,265            $163,024
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,380              20,964
---------------------------------------------------------------------------
                                                20,645             183,988

Shares
repurchased                                   (101,059)           (883,433)
---------------------------------------------------------------------------
Net decrease                                   (80,414)          $(699,445)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    238,390          $2,253,605
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,326              31,680
---------------------------------------------------------------------------
                                               241,716           2,285,285

Shares
repurchased                                   (232,788)         (2,190,718)
---------------------------------------------------------------------------
Net increase                                     8,928          $   94,567
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Century Growth Fund

New Opportunities Fund

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Classic Equity Fund *

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.



FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN046-62258  037/365/453  7/00